SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 2004


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                       1-7476                 63-0591257
 (State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)               File Number)         Identification No.)

                                 AMSOUTH CENTER
                             1900 FIFTH AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
          (Address, including zip code, of principal executive office)

       Registrant's telephone number, including area code: (205) 320-7151



                                 Not applicable
         (Former name or former address, if changed since last report.)


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Item 12.    Results of Operations and Financial Condition
            ---------------------------------------------

            On July 13, 2004 AmSouth Bancorporation issued a press release announcing its preliminary results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99.1. Supplemental financial information for the quarter ended June 30, 2004 is included as Exhibit 99.2 and may also be found on AmSouth's website at www.amsouth.com. In accordance with general instruction B.6 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMSOUTH BANCORPORATION


                              By:    /s/ Carl L. Gorday
                                     ------------------
                              Name:  Carl L. Gorday
                              Title: Assistant Secretary


Date:    July 13, 2004





Exhibit Index

          Exhibit No. Exhibit

                99.1  Press Release of July 13, 2004
                99.2  Supplemental Financial Information